UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 19, 2026, Rush Enterprises, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the holders of 58,849,724 shares of Class A Common Stock (representing 2,942,485 total votes) and the holders of 16,264,511 shares of Class B Common Stock cast votes, either in person or by proxy. Set forth below are the final voting results for the proposals voted upon at the 2026 Annual Meeting. The 2026 Proxy Statement contains a detailed description of the proposals.

Proposal 1 – Election of Directors. The Company’s shareholders elected W.M. “Rusty” Rush, Thomas A. Akin, Raymond J. Chess, William H. Cary, Dr. Kennon H. Guglielmo, Elaine Mendoza, Troy A. Clarke, Amy Boerger and Michael J. McRoberts as directors to hold office until the Company’s 2027 Annual Meeting of Shareholders. The voting results for each of these individuals were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
W. M. “Rusty” Rush	17,605,429	122,492	1,479,076
Thomas A. Akin	17,518,514	209,407	1,479,076
Raymond J. Chess	13,814,905	3,913,016	1,479,076
William H. Cary	17,548,165	179,756	1,479,076
Dr. Kennon H. Guglielmo	13,877,618	3,850,303	1,479,076
Elaine Mendoza	12,029,419	5,698,502	1,479,076
Troy A. Clarke	13,878,732	3,849,189	1,479,076
Amy Boerger	17,580,775	147,146	1,479,076
Michael J. McRoberts	17,659,928	67,993	1,479,076

Proposal 2 – Advisory Vote to Approve Executive Compensation. The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,655,848	2,067,991	4,082	1,479,076

Proposal 3 – Ratification of the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year. The voting results were as follows:

Votes For	Votes Against	Abstentions
19,066,599	139,771	627

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: May 19, 2026	By:	/s/ Michael Goldstone
Senior Vice President, General Counsel and
Corporate Secretary